Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 2000-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2000-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Brian Peters
Brian Peters
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) January 31, 2003


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 2000-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates)of the BCMSC Trust Series 2000-A on February 18, 2003 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on February 18, 2003 on the Series 2000-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Brian Peters
                                 Brian Peters
                                 Title: President

Date: January 31, 2003



------------------------------------------------------------------------------------------------------------------------

I.   ORIGINAL DEAL PARAMETERS

     (A)  Initial Pool Principal Balance                                                            $ 416,788,877.53
     (B)  Initial Certificates Principal Balance                                                    $ 401,190,000.00
          (i)   Initial Class A-1  Certificate Principal Balance         $ 85,000,000.00
                                   Certificate Amount Percentage                                          20.39%
                                   Certificate Pass-through Rate                                           1.53%
          (ii)  Initial Class A-2  Certificate Principal Balance         $ 76,000,000.00
                                   Certificate Amount Percentage                                          18.23%
                                   Certificate Pass-through Rate                                           7.58%
          (iii) Initial Class A-3  Certificate Principal Balance         $ 50,000,000.00
                                   Certificate Amount Percentage                                          12.00%
                                   Certificate Pass-through Rate                                           7.83%
          (iv)  Initial Class A-4  Certificate Principal Balance         $ 74,531,000.00
                                   Certificate Amount Percentage                                          17.88%
                                   Certificate Pass-through Rate                                           8.29%
          (v)   Initial Class A-5  Certificate Principal Balance         $ 25,000,000.00
                                   Certificate Amount Percentage                                           6.00%
                                   Certificate Pass-through Rate                                           8.32%
          (vi)  Initial Class M-1  Certificate Principal Balance         $ 29,178,000.00
                                   Certificate Amount Percentage                                           7.00%
                                   Certificate Pass-through Rate                                           8.51%
          (vii) Initial Class M-2  Certificate Principal Balance         $ 20,841,000.00
                                   Certificate Amount Percentage                                           5.00%
                                   Certificate Pass-through Rate                                           9.00%
          (viii)Initial Class B-1  Certificate Principal Balance         $ 18,757,000.00
                                   Certificate Amount Percentage                                           4.50%
                                   Certificate Pass-through Rate                                           9.00%
          (ix)  Initial Class B-2  Certificate Principal Balance         $ 21,883,000.00
                                   Certificate Amount Percentage                                           5.25%
                                   Certificate Pass-through Rate                                           9.00%

     (C)  Initial Weighted Average Coupon (WAC)                                                           10.90%
     (D)  Initial Weighted Average Original Maturity (WAOM)                                               325.00 months
     (E)  Initial Weighted Average Remaining Maturity (WAM)                                               323.00 months
     (F)  Initial Number of Receivables                                                                    9,828
     (G)  Servicing Fee Rate                                                                               1.00%
     (H)  Credit Enhancement
          (i)   Reserve Fund Initial Deposit Percentage                                                    0.00%
          (ii)  Reserve Fund Target %                                                                      0.00%
          (iii) Target Overcollateralization Percentage Prior to Crossover Date                            5.25%
          (iv)  Target Overcollateralization Percentage After Crossover Date                               9.19%
          (v)   Target Overcollateralization Floor                                                         1.25%
          (vi)  Target Credit Enhancement % Prior to Crossover Date                                        5.25%
          (vii) Target Credit Enhancement % After Crossover Date                                           9.19%
          (viii)Target Credit Enhancement Floor                                                            1.25%
          (ix)  Target Credit Enhancement Amount                                                    $ 21,881,416.07
     (I)  Crossover Date Tests
                Earliest Crossover Date                                                                 Feb-2005
                Percent of Initial Suboridnation Percentage                                              186.00%
     (J)  Class B-2 Floor Percentage (of Initial Pool Balance)                                             0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)  Beginning Pool Schedule Balance                                                           $ 296,812,348.72
     (B)  Beginning Pool Factor                                                                       71.214076%
     (C)  Ending Pool Schedule Balance                                                              $ 293,390,586.25
     (D)  Ending Pool Factor                                                                          70.393094%
     (E)  Ending Total Certificate Balance (after Current Distributions)                            $ 293,390,586.25
     (F)  Current Overcollateralization Amount (after Current Distributions)                                0.00
     (G)  Weighted Average Coupon (WAC)                                                                   10.83%
     (H)  Weighted Average Remaining Maturity (WAM)                                                       291.72 months
     (I)  Ending Number of Receivables                                                                     7,016


III. COLLECTION CALCULATIONS

     (A)  Interest

          (i)   Scheduled Interest Collections durring Current Period                               2,379,107.20
          (ii)  Paid Ahead Interest Collections applied to Current Period                             117,453.81
          (iii) Net Servicer Advance                                                                  (38,045.55)
          (iiia)Reimbursement to Servicer For Previously Unrecovered Advances *VI(D)                 (426,802.66)
          (iv)  Liquidation Proceeds Attributable to Interest                                         103,794.69
          (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)             0.00
          (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                        0.00
          (vii) Recoveries on Previously Liquidated Contracts                                           5,222.88
                                                                                                    -------------
          (viii)Total Interest Amount Available for Distribution                                    2,140,730.37

     (B)  Principal

          (i)   Scheduled Principal Collections                                                       223,611.88
          (ii)  Full and Partial Principal Prepayments                                                310,658.57
          (iii) Paid Ahead Principal Collections Applied to Current Period                             36,463.22
          (iv)  Net Servicer Advance                                                                    1,773.66
          (v)   Liquidation Proceeds Attributable to Principal                                        605,900.29
          (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                0.00
          (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                           0.00
          (viii)Other Principal Amounts                                                                     0.00
                                                                                                    -------------
          (ix)  Total Principal Amount Available for Distribution                                   1,178,407.62


IV.  DISTRIBUTION CALCULATIONS

     (A)        Total Interest Available for Distribution                                           2,140,730.37
     (B)        Total Principal Available for Distribution                                          1,178,407.62
     (C)        Reserve Fund Draw Amount Required                                                           0.00
     (D)        Draw on Letter of Credit for Interest Distribution                                          0.00
                Less:
                Monthly Servicing Fee                                                                 247,343.62
                Reimbursement to Servicer for Liquidation Expense                                      15,416.82
                Late Payment Fees, Extension Fees and Other Permitted Fees                                  0.00
                Other Permitted Withdrawals from Certificate Account                                        0.00
                                                                                                    -------------
                Available Distribution Amount                                                       3,056,377.55

                Interest Accrual Period                                                                       34   days

                Total Interest Amount Due                                                           1,893,386.75
                Total Interest Distribution Amount                                                  1,893,386.75

                Amount Available for Principal Distribution Amount                                  1,162,990.80
                Principal Distribution Calculation:
                Total Principal Amount Available for Distribution                                   1,178,407.62
                Principal Loss on Liquidated Assets                                                 2,243,354.84
                                                                                                    -------------
                  Principal Distribution Due                                                        3,421,762.46
                Overcollaterallization Writedown Amount                                                     0.00
                Overcollaterallization Reduction Amount                                                     0.00
                Accelerated Principal Distribution Amount for Current Period                                0.00
                                                                                                    -------------
                Total Principal Amount to be Distributed                                            3,421,762.46

                Draw on Letter of Credit for Principal Distribution                                         0.00
                Excess Interest                                                                             0.00
                Reserve Account Deposit                                                                     0.00
                Reserve Account Release                                                                     0.00
                Class X Distribution Amount                                                                 0.00
                Class R Distribution Amount                                                                 0.00


V.   SERVICER ADVANCE

     (A)  Interest
          (i)        Beginning Advance                                                              12,244,785.80
          (ii)       Monthly Servicer Advance (Reimbursement)                                         (38,045.55)
          (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                         (384,122.39)
                                                                                                    -------------
          (iv)       Ending Advance Balance                                                         11,822,617.86

     (B)  Principal
          (i)        Beginning Advance                                                                967,299.10
          (ii)       Monthly Servicer Advance (Reimbursement)                                           1,773.66
          (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                          (42,680.27)
                                                                                                    -------------
          (iv)       Ending Advance Balance                                                           926,392.49

     (C)  Total Servicer Advance
          (i)        Beginning Advance                                                              13,212,084.90
          (ii)       Monthly Servicer Advance (Reimbursement)                                         (36,271.89)
          (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                         (426,802.66)
                                                                                                    -------------
          (iv)       Ending Advance Balance                                                         12,749,010.35

VI.  CREDIT ENHANCEMENT

     (A)  Overcollateralization

          (I)   Target Overcollaterallization Amount                                                21,881,416.07
          (ii)  Beginning Balance                                                                           0.00
          (iii) Write Down for Certificate Distributions                                                    0.00
          (iv)  Overcollaterallization Addition Amount                                                      0.00
          (v)   Overcollaterallization Reduction Amount                                                     0.00
                                                                                                    -------------
          (vi)  Ending Balance                                                                              0.00

     (B)  Reserve Fund (if applicable)

          (i)   Required Reserve Fund Balance                                                               0.00
          (ii)  Beginning Reserve Fund Balance                                                              0.00
          (iii) Draws for Certificate Distributions                                                         0.00
          (iv)  Excess Interest Deposited                                                                   0.00
          (v)   Reserve Fund Release                                                                        0.00
                                                                                                    -------------
          (vi)  Ending Reserve Fund Balance                                                                 0.00

     (C)  Letter of Credit (if applicable)
          (i)   Beginning LC Balance                                                                        0.00
          (ii)  Draw on LC for Interest Distribution                                                        0.00
          (iii) Draw on LC for Principal Distribution                                                       0.00
                                                                                                    -------------
          (iv)  Ending Balance                                                                              0.00

     (D)  Unreimbursed Servicer Advances (see note*)
          (i)   Previous Unreimbursed Advance Balance                                               3,874,283.86
          (ii)  Current Months Reimbursement from Excess Interest                                    (426,802.66)
                                                                                                    -------------
          (iii) Ending Unreimbursed Advance Balance                                                 3,447,481.20
          Note: **rrepresentsaadvancesmmadeiinrrespectoofccontractstthatwwerelliquidated,
          aandnnotrreimbursed,bbeforettheccurrentpperiod.


VII. CERTIFICATE DISTRIBUTIONS

     (A)  Senior Certificates - Interest

          (i)   Class A-1
                                   Pass-Through Rate                                                       1.53%
                                   Beginning Carryover Interest                                              $ -
                                   Current Interest Accrual                                          $ 33,733.91
                                   Current Carryover Interest Accrual                                        $ -
                                   Interest Paid                                                     $ 33,733.91
                                   Ending Carryover Balance                                                  $ -
                                   Interest Paid Per $1000                                                $ 0.40

          (ii)  Class A-2
                                   Pass-Through Rate                                                       7.58%
                                   Beginning Carryover Interest                                              $ -
                                   Current Interest Accrual                                         $ 436,627.93
                                   Current Carryover Interest Accrual                                        $ -
                                   Interest Paid                                                    $ 436,627.93
                                   Ending Carryover Balance                                                  $ -
                                   Interest Paid Per $1000                                                $ 5.75

          (iii) Class A-3
                                   Pass-Through Rate                                                       7.83%
                                   Beginning Carryover Interest                                              $ -
                                   Current Interest Accrual                                         $ 296,925.20
                                   Current Carryover Interest Accrual                                        $ -
                                   Interest Paid                                                    $ 296,925.20
                                   Ending Carryover Balance                                                  $ -
                                   Interest Paid Per $1000                                                $ 5.94

          (iv)  Class A-4
                                   Pass-Through Rate                                                       8.29%
                                   Beginning Carryover Interest                                              $ -
                                   Current Interest Accrual                                         $ 468,604.84
                                   Current Carryover Interest Accrual                                        $ -
                                   Interest Paid                                                    $ 468,604.84
                                   Ending Carryover Balance                                                  $ -
                                   Interest Paid Per $1000                                                $ 6.29

          (v)   Class A-5
                                   Pass-Through Rate                                                       8.32%
                                   Beginning Carryover Interest                                              $ -
                                   Current Interest Accrual                                         $ 157,753.36
                                   Current Carryover Interest Accrual                                        $ -
                                   Interest Paid                                                    $ 157,753.36
                                   Ending Carryover Balance                                                  $ -
                                   Interest Paid Per $1000                                                $ 6.31

     (B)  Subordinate Certificates - Interest

          (i)   Class M1
                                   Pass-Through Rate                                                       8.51%
                                   Beginning Carryover Interest                                              $ -
                                   Current Interest Accrual                                         $ 207,017.91
                                   Current Carryover Interest Accrual                                        $ -
                                   Interest Paid                                                    $ 207,017.91
                                   Ending Carryover Balance                                                  $ -
                                   Beginning Carryover Writedown Interest                                    $ -
                                   Current Writedown Interest                                                $ -
                                   Current Carryover Writedown Interest Accrual                              $ -
                                   Writedown interest Paid                                                   $ -
                                   Ending Carryover Writedown Interest                                       $ -
                                   Interest Paid Per $1000                                                $ 7.10

          (ii)  Class M2
                                   Pass-Through Rate                                                       9.00%
                                   Beginning Carryover Interest                                              $ -
                                   Current Interest Accrual                                         $ 156,307.50
                                   Current Carryover Interest Accrual                                        $ -
                                   Interest Paid                                                    $ 156,307.50
                                   Ending Carryover Balance                                                  $ -
                                   Beginning Carryover Writedown Interest                                    $ -
                                   Current Writedown Interest                                                $ -
                                   Current Carryover Writedown Interest Accrual                              $ -
                                   Writedown interest Paid                                                   $ -
                                   Ending Carryover Writedown Interest                                       $ -
                                   Interest Paid Per $1000                                                $ 7.50

          (iii) Class B1
                                   Pass-Through Rate                                                       9.00%
                                   Beginning Carryover Interest                                              $ -
                                   Current Interest Accrual                                         $ 136,416.10
                                   Current Carryover Interest Accrual                                        $ -
                                   Interest Paid                                                    $ 136,416.10
                                   Ending Carryover Balance                                                  $ -
                                   Beginning Carryover Writedown Interest                                    $ -
                                   Current Writedown Interest                                                $ -
                                   Current Carryover Writedown Interest Accrual                              $ -
                                   Writedown interest Paid                                                   $ -
                                   Ending Carryover Writedown Interest                                       $ -
                                   Interest Paid Per $1000                                                $ 7.27

          (iv)  Class B2
                                   Pass-Through Rate                                                       9.00%
                                   Beginning Carryover Interest                                              $ -
                                   Current Interest Accrual                                                  $ -
                                   Current Carryover Interest Accrual                                        $ -
                                   Interest Paid                                                             $ -
                                   Ending Carryover Balance                                                  $ -
                                   Beginning Carryover Writedown Interest                                    $ -
                                   Current Writedown Interest                                                $ -
                                   Current Carryover Writedown Interest Accrual                              $ -
                                   Writedown interest Paid                                                   $ -
                                   Ending Carryover Writedown Interest                                       $ -
                                   Interest Paid Per $1000                                                   $ -

     (C)  Senior Certificates - Principal

          (i)   Class A-1
                                   Initial Certificate Balance                                      85,000,000.00
                                   Initial Certificate Percentage                                         20.39%
                                   Beginning Certificate Balance                                    23,345,266.12
                                   Current Principal Due                                              118,765.49
                                   Current Principal Paid                                             118,765.49
                                   Principal Shortfall Carryover For Current Period                         0.00
                                   Accelerated Principal Distribution                                       0.00
                                   Ending Certificate Balance                                       23,226,500.63
                                   Ending Pool Factor                                                      7.92%
                                   Principal Paid per $1000                                                 1.40
                                   Total Class Distribution                                           118,765.49

          (ii)  Class A-2
                                   Initial Certificate Balance                                      76,000,000.00
                                   Initial Certificate Percentage                                         18.23%
                                   Beginning Certificate Balance                                    69,168,781.67
                                   Current Principal Due                                              351,885.65
                                   Current Principal Paid                                             351,885.65
                                   Principal Shortfall Carryover For Current Period                         0.00
                                   Accelerated Principal Distribution                                       0.00
                                   Ending Certificate Balance                                       68,816,896.02
                                   Ending Pool Factor                                                     23.46%
                                   Principal Paid per $1000                                                 4.63
                                   Total Class Distribution                                           351,885.65
          (iii) Class A-3

                                   Initial Certificate Balance                                      50,000,000.00
                                   Initial Certificate Percentage                                         12.00%
                                   Beginning Certificate Balance                                    45,505,777.41
                                   Current Principal Due                                              231,503.72
                                   Current Principal Paid                                             231,503.72
                                   Principal Shortfall Carryover For Current Period                         0.00
                                   Accelerated Principal Distribution                                       0.00
                                   Ending Certificate Balance                                       45,274,273.69
                                   Ending Pool Factor                                                     15.43%
                                   Principal Paid per $1000                                                 4.63
                                   Total Class Distribution                                           231,503.72
          (iv)  Class A-4

                                   Initial Certificate Balance                                      74,531,000.00
                                   Initial Certificate Percentage                                         17.88%
                                   Beginning Certificate Balance                                    67,831,821.93
                                   Current Principal Due                                              345,084.08
                                   Current Principal Paid                                             345,084.08
                                   Principal Shortfall Carryover For Current Period                         0.00
                                   Accelerated Principal Distribution                                       0.00
                                   Ending Certificate Balance                                       67,486,737.85
                                   Ending Pool Factor                                                     23.00%
                                   Principal Paid per $1000                                                 4.63
                                   Total Class Distribution                                           345,084.08
          (v)   Class A-5

                                   Initial Certificate Balance                                      25,000,000.00
                                   Initial Certificate Percentage                                          6.00%
                                   Beginning Certificate Balance                                    22,752,888.72
                                   Current Principal Due                                              115,751.86
                                   Current Principal Paid                                             115,751.86
                                   Principal Shortfall Carryover For Current Period                         0.00
                                   Accelerated Principal Distribution                                       0.00
                                   Ending Certificate Balance                                       22,637,136.86
                                   Ending Pool Factor                                                      7.72%
                                   Principal Paid per $1000                                                 4.63
                                   Total Class Distribution                                           115,751.86

     (D)  Subordinate Certificates - Principal


          (i)   Class M1
                                   Initial Certificate Balance                                      29,178,000.00
                                   Initial Certificate Percentage                                          7.00%
                                   Beginning Certificate Balance                                    29,178,000.00
                                   Current Principal Due                                                    0.00
                                   Current Principal Paid                                                   0.00
                                   Principal Shortfall Carryover For Current Period                         0.00
                                   Ending Certificate Balance- Excluding Writedowns                 29,178,000.00
                                   Ending Pool Factor                                                      9.95%
                                   Principal Paid per $1000                                                 0.00
                                   Beginning Outstanding Writedown                                          0.00
                                   Current Writedown/Writeup                                                0.00
                                   Ending Certificate Balance- Including Writedowns                 29,178,000.00
                                   Total Class Distribution                                                 0.00


          (ii)  Class M2
                                   Initial Certificate Balance                                      20,841,000.00
                                   Initial Certificate Percentage                                          5.00%
                                   Beginning Certificate Balance                                    20,841,000.00
                                   Current Principal Due                                                    0.00
                                   Current Principal Paid                                                   0.00
                                   Principal Shortfall Carryover For Current Period                         0.00
                                   Ending Certificate Balance- Excluding Writedowns                 20,841,000.00
                                   Ending Pool Factor                                                      7.10%
                                   Principal Paid per $1000                                                 0.00
                                   Beginning Outstanding Writedown                                          0.00
                                   Current Writedown/Writeup                                                0.00
                                   Ending Certificate Balance- Including Writedowns                 20,841,000.00
                                   Total Class Distribution                                                 0.00

          (iii) Class B1
                                   Initial Certificate Balance                                      18,757,000.00
                                   Initial Certificate Percentage                                          4.50%
                                   Beginning Certificate Balance                                    18,188,812.86
                                   Current Principal Due                                                    0.00
                                   Current Principal Paid                                                   0.00
                                   Principal Shortfall Carryover For Current Period                         0.00
                                   Ending Certificate Balance- Excluding Writedowns                 18,757,000.00
                                   Ending Pool Factor                                                      5.43%
                                   Principal Paid per $1000                                               120.42
                                   Beginning Outstanding Writedown                                    568,187.14
                                   Current Writedown/Writeup                                        (2,258,771.66)
                                   Ending Certificate Balance- Including Writedowns                 15,930,041.20
                                   Total Class Distribution                                         (2,258,771.66)

          (iv)  Class B2
                                   Initial Certificate Balance                                      21,883,000.00
                                   Initial Certificate Percentage                                          5.25%
                                   Beginning Certificate Balance                                            0.00
                                   Current Principal Due                                                    0.00
                                   Current Principal Paid                                                   0.00
                                   Principal Shortfall Carryover For Current Period                         0.00
                                   Ending Certificate Balance- Excluding Writedowns                 21,883,000.00
                                   Ending Pool Factor                                                      0.00%
                                   Principal Paid per $1000                                                 0.00
                                   Beginning Outstanding Writedown                                  21,883,000.00
                                   Current Writedown/Writeup                                                0.00
                                   Ending Certificate Balance- Including Writedowns                         0.00
                                   Total Class Distribution                                                 0.00

     (E)  Total Certificate Balances
                                                                           Beg of Period            End of Period
          (i)   Aggregate Balance of Certificates                       $ 296,812,348.71            $ 293,390,586.25
          (ii)  Total Certificate Pool Factor                                73.9829878%             73.1300846%
        (ii)  Total Certificate Pool Factor                                74.9449317%             73.9829878%



VIII.DELINQUENCY INFORMATION
                                                                              Percent of              Percent of
     Delinquent Receivables at End of Due Period :     Scheduled Balance    Pool Balance      Units  Total Units
          30-59 Days Delinquent                         $ 23,949,116.42            8.16%        563        8.02%
          60-89 Days Delinquent                         $ 14,255,612.34            4.86%        350        4.99%
          90 Days or More Delinquent                    $ 36,427,918.78           12.42%        821       11.70%
          Homes Repossessed or Foreclosed Upon          $ 10,459,828.97            3.57%        239        3.41%

          Bankruptcy*   (included in above delinquency) $ 26,585,434.03            9.06%        584        8.32%

          Extensions granted during period                                                      201
          Rewrites granted during period                                                          0

          * The Bankruptcy units and balances are already included in the above delinquency numbers.
             This information is provided for reference only.


IX.  REPURCHASED CONTRACTS

     (A)  Repurchased Contracts -  Breach of Rep or Warranty
          (i)   Beginning Cumulative Repurchased Contracts since cutoff                             $ 1,225,016.66
          (ii)  Number of Contracts repurchased this period                                                    -
          (iii) Repurchase Price of Contracts this period                                                    $ -
          (iv)  Ending Cumulative Repurchased Contracts since cutoff                                $ 1,225,016.66

     (B)  Repurchased Contracts -  Delinquent Loans
          (i)   Beginning Cumulative Repurchased Contracts since cutoff                                      $ -
          (ii)  Number of Contracts repurchased this period                                                    -
          (iii) Repurchase Price of Contracts this period                                                    $ -
          (iv)  Ending Cumulative Repurchased Contracts since cutoff                                         $ -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                              Units   Scheduled Balance
                Beginning Repossession Inventory                                                235 $ 10,211,909.28
                Repossessions Incurred                                                           75 $ 3,064,090.04
                Less Repurchase of Delinquent Loans                                               0          $ -
                Less Repossessions Sold                                                          71 $ 2,816,170.35
                Ending Repossession Inventory                                                   239 $ 10,459,828.97

                Principal Balance of Repossessions Liquidated                                       $ 2,816,170.35
                Reimbursement of Servicer Advances on Liquidated Contracts                           $ 33,084.78
                     Liquidation Proceeds Attributable to Principal                                 $ 605,900.29
                                                                                                    -------------
                          Principal Loss on Liquidation of Repo                                     $ 2,243,354.84
                Reimbursement to Servicer for Liquidation Expense                                    $ 15,416.82
                Recoveries for Previously Liquidated Contracts                                        $ 5,222.88
                                                                                                    -------------
                Net Liquidation Loss (Realized Loss)                                                $ 2,253,548.78

          Recoveries
                Liquidation Proceeds Attributable to Interest                                       $ 103,794.69
                Liquidation Proceeds Attributable to Principal                                      $ 605,900.29
                Recoveries for Previously Liquidated Contracts                                        $ 5,222.88
                                                                                                    -------------
                Total Recoveries                                                                    $ 714,917.86
                Recovery Percentage of Principal Balance of Repossessions Liquidated                         25%






XI.  TRIGGERS

          Has the Crossover Date Occurred?                                                       NO

                Where the Current Distribution Date of                                     02/18/03
                is greater than the Earliest Crossover Date of                           February 28, 2005
                                   And
                Subordinated Certificates Beginning Principal Balance of                 68,207,812.86
                plus the Current Overcollateralization Amount of                               0.00
                divided by the Current Beginning Pool Principal Balance of               296,812,348.72
                                                                                         -----------
                Equals                                                                       22.98%
                                                                                         -----------
                                   And is greater than the:
                Subordinated Initital Certificates Percentage of                             21.75%
                multiplied by the
                Percentage (as Percent of Initial Class Subordination Percentage)              186%
                                                                                         -----------
                Equals                                                                       40.46%
                                                                                         -----------


          Principal Distribution Tests:                                 Actual Ratio     Test Ratio    Result

                                                                        Over 60 Days Delinquent
                                                                        ----------------------------
                Current Mo                                                        20.80%
                1st Preceding Mo                                                  20.51%
                2nd Preceding Mo                                                  19.67%
                Average 60 Day Delinquency Ratio:                                 20.33%   5.50%        FAIL

                                                                        Over 30 Days Delinquent
                                                                        ----------------------------
                Current Mo                                                        30.29%
                1st Preceding Mo                                                  29.38%
                2nd Preceding Mo                                                  28.47%
                Average 30 Day Delinquency Ratio:                                 29.38%   8.50%        FAIL







                                                                                          Net Liquidation Losses
                                                       Ending Pool Bal                          (Realized Losses)
                                                       ----------------------------------------------------------
                Current Mo                               293,390,586.25                  2,253,548.78
                1st Preceding Mo                         296,812,348.72                  2,081,328.74
                2nd Preceding Mo                         300,671,571.36                  1,863,467.22
                                   ------------------------------------------------------------------------------
                                   Total                 890,874,506.33                  6,198,344.74
                                   ------------------------------------------------------------------------------
                                   Divided by                         3
                                   -------------------------------------
                                   Average               296,958,168.78


                  Sum of last 3 months of Losses                              6,198,344.74
                Divided by 3 month average of Pool Balance                296,958,168.78
                Annualized  (multiply by 4)                                            4
                Current Realized Loss Ratio:                                       8.35%      3.00%         FAIL



                Beginning Cumulative Realized Losses                       60,713,500.46
                Net Liquidation Losses (Realized Losses)                    2,253,548.78
                                                                        -----------------
                                                                        -----------------
                Ending Cumulative Realized Losses                          62,967,049.24
                Divided by Initial Pool Principal Balance                 416,788,877.53
                Cumulative Realized Loss Ratio:                                   15.11%      7.00%         FAIL


          Should Principal Be Distributed to the Subordinated Certificates?                                   NO






The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________   DATE:_________________________
NAME:    Ann Hill
TITLE:   Director of Accounting


BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Vice President - Finance